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                                                                    Exhibit 10.4

                    AMENDED AND RESTATED 1997 PECO II, INC.
                        NON-QUALIFIED STOCK OPTION PLAN


          PECO II, Inc. (the "Company") hereby adopts the 1997 PECO II, Inc. Non-Qualified Stock Option Plan (the "Plan") for the benefit of directors and certain key employees of the Company. All options granted pursuant to the Plan shall be non-qualified stock options and shall not be treated as incentive stock option as defined in Section 422A of the Internal Revenue Code. The Plan shall be established and administered in accordance with the terms and provisions set forth below.

     1)   Definitions.  The following terms shall have the meanings indicated
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          below wherever such terms appear herein:

          a) "Board of Directors" shall mean the Board of Directors of the Company.

          b) "Option" shall mean the right to purchase Common Shares of the Company at a price and on the terms determined by the Option Committee.

          c) "Option Committee" shall mean the committee responsible for administering the Plan pursuant to the authority set forth in
               Section 3 hereof. The Compensation Committee of the Board of Directors shall serve as the Option Committee .

          d) "Optionee" shall mean a director or an employee of the Company (or a business owned or controlled by the Company) to whom an option has been granted under the Plan.

          e)   "Option Price" shall be the purchase price for each Common Share.

     2)   Purpose of Plan.  The purpose of the Plan is to provide directors and
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key employees of the Company with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such persons acquire a proprietary interest in the Company, or increase the proprietary interest they already hold, then the incentive to work toward the Company's continued success will be commensurately

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increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to directors and certain key employees as may be selected to participate in the Plan by the Option Committee, Options to purchase common shares of the Company's common stock ("Common Shares"), subject to the terms and conditions set forth in the Plan.

     3)   Effective Date of the Plan.  The Plan shall become effective on July
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1, 1997. Options may thereafter be granted under the Plan from time to time in accordance with the provisions set forth herein; provided, however, that under no circumstances will Options be granted hereunder after July 1, 2000.

     4)   Administration.  The Plan shall be administered by the Option
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Committee.  The Option Committee shall have the authority to administer the Plan and to exercise all the powers and authorities either specifically granted hereunder or necessary or advisable in connection with the administration of the Plan. The authority of the Option Committee shall include, without limitation, the authority (i) to grant Options; (ii) to determine the purchase price of the Common Shares subject to an Option; (iii) to determine the directors and employees to whom, and the times at which, Options shall be granted; (iv) to determine the number of Common Shares to be covered by each Option and the terms and conditions governing the ability of an Optionee to exercise such right; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of the Option Agreements between the Company and the Optionee in connection with the grant of Options under the Plan; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan. All determination and interpretations made by the Option Committee shall be final, conclusive and binding on all persons, including Optionees and their legal representatives, successors in interest or beneficiaries.

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     5)   The Option Committee.  The Option Committee shall consist of those
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persons who from time to time comprise the Compensation Committee of the Board of Directors. All determinations in connection with the Plan or Options granted thereunder shall be made by a majority of the members of the Option Committee. Although the Option Committee consists entirely of outside directors as of the effective date of this Plan, the Board of Directors shall fill any future vacancy in the Option Committee at its discretion. No member of the Option Committee shall be liable for any act or omission with respect to his services on the Option Committee, if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company.

     6)   Persons Eligible to Receive Options.  Options may be granted at the
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discretion of the Option Committee to directors and selected key employees of the Company (including employees of businesses owned or controlled by the Company). In selecting persons to whom Options shall be granted, the Option Committee shall take into consideration any factors it may deem relevant, including but not limited to the duties and responsibilities of employees and the present and potential contributions of such key employees to the success of the Company.

     7)   Common Shares Available for Options.  The aggregate number of Common
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Shares for which Options may be granted under the Plan shall be 50,000.  Common
Shares eligible for grant to directors and employees under the Plan shall be authorized and unissued Common Shares until the exercise of the Option therefore. Common Shares which are the subject of any lapsed, expired or terminated Options shall be available for subsequent grants of Options under the Plan.

     8)   Option Price.  The price at which each Common Share subject to an
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Option may be purchased (the "Option Price") shall be determined by the Option
Committee at the time such

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Option is granted. However, the price per common share shall not be less than
Ten ($10.00) Dollars per common share.

     9)   Option Period.  The date of grant of an Option shall be the date
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specified by the Option Committee.  The period during which an Option may be exercised shall be determined by the Option Committee, and may be subject to a vesting schedule pursuant to which Options may be exercised only in increments determined by the Option Committee, provided, however, that any such vesting period shall not extend beyond the last date upon which an Option is otherwise exercisable. All non-vested Options shall become null and void in the event of the death, retirement, termination of employment or disability of the Optionee, unless otherwise provided by the Company.

     10)  Exercise of Option and Payment.  During the lifetime of the Optionee,
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Option held by such Optionee shall be exercisable only by such Optionee or his legal representative. An Optionee may exercise an Option as to any and all Common Shares as to which such Option has become exercisable; provided, however, that an Option may not be exercised for fewer than 100 Common Shares, or the number of Common Shares remaining subject to such Option, whichever is smaller. The Option shall be exercised by delivering to the Company written notice of such exercise, setting forth the number of Common Shares to be purchased together with a certified check, bank draft or money order, in the full amount of the purchase price thereof, in each case payable to the order of the Company.

     11)  Effect of Termination of Employment on Options.  An Option may only be
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exercised if the Optionee is then in the employ of the Company (or a business owned or controlled thereby), and if such Optionee has remained continuously so employed since the grant of an Option, except under the following circumstance:

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          a)   In the event of termination of employment for any purpose, including termination with or without cause or termination by action of the Optionee, all Options which are vested and exercisable at the time of employment termination, unless they shall have earlier terminated in accordance with their terms, may be exercised by the Optionee within 90 days after the effective date of such employment termination.

          b) In the event an Optionee shall die at any time during which an Option granted to such Optionee is exercisable, all Options which are exercisable at the time of death, unless they shall have earlier terminated in accordance with their terms, may be exercised by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance within one (1) year after the date of death; provided, however, that such right shall not extend beyond the last date on which such Option is otherwise exercisable.

     12)  Option Provides No Right to Employment.  Nothing in this Plan or in
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any Option Agreement executed in connection with any Option granted pursuant to this Plan shall confer or be deemed to confer on any individual any right to continue in the employ of the Company or any business owned or controlled by the Company or be deemed in any way to restrict the right of the Company or a business owned or controlled by the Company to terminate his employment at any time, with or without cause.

     13)  Restrictions on Transferability.  The Common Shares issued to an
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Optionee upon exercise of an Option shall be restricted from further transfer for any period which may be required under applicable securities laws. No Option shall be transferable by an Optionee other than by will or applicable laws of descent and distribution without the consent of the Company.

     14)  Shareholders Agreement.  Prior to the issuance of a stock certificate
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for Common Shares acquired pursuant to the exercise of an Option, an Optionee may be required to execute a

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Shareholders Agreement in the form attached to the Stock Option Agreement, if such employee is not already a party thereto.

     15)  Stock Certificate Legend.  The stock certificates issued in connection
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with the exercise of an Option shall contain a legend with a reference to the transfer restrictions required under applicable securities laws or set forth in the Shareholders Agreement.

     16)  Adjustments for Certain Changes in the Company's Capital Structure.
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In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or Common Shares, the number of Common Shares available for Options, the number of Common Shares covered by outstanding Options, and/or the Option Price per share shall be proportionally adjusted by the Board of Directors to reflect any increase or decrease in the number of issued or outstanding Common Shares; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding down to the nearest whole number of Common Shares. The Board of Director's determination of adjustments shall be final, binding and conclusive.

     17)  Sale, Liquidation, Dissolution or Merger.  In the event of the sale of
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all or substantially all of the Company's assets, or a merger of consolidation in which the Company is not the surviving corporation, all Options granted hereunder shall become fully vested fifteen (15) days prior to the contemplated consummation date of the transaction. In the event of a proposed dissolution or liquidation of the Company, or any consolidation or merger in which the Company is the surviving corporation and in which there is a reclassification of the Common Shares, all outstanding Options shall become fully vested upon the Company's adoption of the plan or agreement related to such event. In connection with the occurrence of the events

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described in this Section, the Option Committee may provide that each Option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors; provided, however, that not less than thirty (30) days written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise each Option as to all or any part of the Common Shares subject thereto.

     18)  Registration of Common Share and other Government Requirements.  Each
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Option shall be subject to the requirement that if at any time the Board of
Directors or the Option Committee shall determine that the registration, listing or qualification of the Common Shares subject thereto, upon any securities exchange or under any federal or state law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or in the purchase of Common Shares thereunder, no such Option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Option Committee or Board of Directors. The Company may require that any person exercising an Option shall make such representations and agreements and furnish such information as the Company deems appropriate to insure compliance with the foregoing or any other applicable legal requirement.

     19)  Rights as a Shareholder.  An Optionee shall have no rights as a
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shareholder of the Company with respect to any Common Shares arising as a result of the grant of an Option until the date following the exercise of such Option or on which a stock certificate has been issued by the Company to such Optionee to evidence ownership of Common Shares.

     20)  Option Agreements.  Each Option granted pursuant to the Plan shall be
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evidenced by a written Option Agreement between the Company and the Optionee, which agreement shall,

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subject to the terms and conditions contained in each Plan, state: the number of
Common Shares to which the Option relates, the Option Price and such other provisions as the Option Committee shall deem advisable. Although a form of Option Agreement has been approved by the Board of Directors and is attached hereto as Exhibit A, the form and substance of the Option Agreement shall be at the discretion of the Option Committee, and Option Agreements, whether granted at the same or different times, need not be identical.

     21)  Agreement by Optionee Regarding Withholding Taxes.  If the Option
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Committee shall so require, each Optionee shall agree that as a condition of exercise of an Option:

          a) No later than the date of exercise of any Option granted hereunder, the Optionee shall pay to the Company or make arrangements satisfactory to the Option Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon exercise of such Option, and

          b) The Company shall have the right to deduct from any payment of any kind otherwise due to the Optionee, federal, state or local taxes of any kind required by law to be withheld upon exercise of such Option or to retain sufficient number of Common Shares to equal the amount of tax required to be withheld with respect to the exercise of the Option or to require like payment from optionee.

     22)  Amendment and Termination of the Plan.  The Board of Directors may
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terminate, suspend, amend or modify the Plan at any time; provided, however, that no amendment or modification to the Plan which eliminates or adversely affects a right or privilege of an Optionee shall have any retroactive effect unless required by law.

     23)  Other Actions.  Nothing contained in the Plan shall be construed to
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limit the authority of the Company to exercise its corporate rights and powers, including but not by way

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of limitation, the right of the Company to grant, or assume options for proper corporate purposes other than under the Plan with respect to any directors, employee or other person, firm, corporation or association.

     24)  No Obligations Upon Optionee to Exercise Option.  The granting of an
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Option shall impose no obligation upon an Optionee to exercise such Option.  The expense of administering the Plan shall be borne by the Company.

     25)  Investment Purposes.  Each Option under the Plan shall be granted on
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the condition that the purchase of Common Shares thereunder shall be for investment purposes, and not with a view to resale or distribution.

     26)  Successors in Interest.  The Plan shall be binding upon the successors
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and assigns of the Company.

     27)  Term of the Plan.  Unless terminated by the Board of Directors prior
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to such date, the Plan shall terminate on December 31, 2002 and thereafter no
Options shall be granted hereunder.

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